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                                                                  EXHIBIT 10.18


                                PROMISSORY NOTE


Amount:  $545,000.00                          Cleveland, Ohio

                                              September 15, 1998


                  For value received, the undersigned promises to pay to the order of Lisa Lemon, Inc., 812 Pendley Road, Willowick, OH 44095 or at such other address as the holder hereof may from time to time designate in writing, in lawful money of the United States of America, the principal sum of Five Hundred forty five Thousand Dollars ($545,000.00), with interest at the rate of Ten percent (l0%) per annum. The interest rate shall be adjusted quarterly beginning September 15, 1999 to four and 75/100 percentage points (4.75%) above the weekly average yield on US Treasury securities adjusted to a constant of one year as made available by the Federal Reserve Board.

                  This Note shall be payable in one payment of $100,000.00 plus interest on September 15, 1999 and quarterly payments of principal and interest beginning December 15, 1999 and amortized over a four (4) year period ending on September 15, 2003, however subject to the options set forth in the next two
(2) paragraphs.

                  The undersigned may pay this Note in full by paying $500,000.00 to the holder on or before March 14, 1999.

                  In the event the option set forth above is not exercised, the undersigned may pay this Note in full by paying $525,000.00 plus interest on the principal sum due on or before

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September 14, 1999. The undersigned shall also pay such additional charges as are set forth in a certain Mortgage Deed referred to below.

                  The undersigned reserves the right to make payments of principal at any time, including the right to pay the principal balance in full, without penalty, along with accrued interest to date of payment.

                  If an event of default as defined in the Mortgage Deed hereinafter mentioned shall occur, and any such default shall continue for the period, if any, specified in said Mortgage Deed, the unpaid balance of principal hereof, together with interest accrued thereon shall become immediately due and payable, without notice, at the option of the holder of this Mortgage Note.

                  This Mortgage Note is secured by a Mortgage Deed of even date herewith from Leisure Time Hospitality, Inc. conveying the real estate described in the Exhibit A attached thereto and made a part thereof.

                  The rights of the holder of this Mortgage Note in respect to said Mortgage Deed and the real estate described therein are contained in said Mortgage Deed which is incorporated in and made a part hereof by reference. The undersigned consents and agrees that without affecting its liability for this Mortgage Note, the holder hereof may do any of the following: Grant any indulgence, forbearance, extension of time for payment, or release to the undersigned or to any other person now or hereafter liable for the payment of this Mortgage Note.


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                  The undersigned hereby authorizes any attorney at law to
appear in any Court of Record, in the State of Ohio, or in any other State in the United States, after the above obligation becomes due, and waives the issuing and service of process and confesses a judgment against the undersigned in favor of the holder hereof for the amount then appearing due, together with costs of suit, and thereupon to release all errors and waives all rights of appeal.

                  The undersigned hereby waives presentment, demand, notice of dishonor, protest and notice of non-payment and protest. The undersigned have executed this instrument, in the capacity of maker, regardless of the location of the signature.



                  WARNING---BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE, AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

                  IN WITNESS WHEREOF, this Note has been executed at the City of Cleveland, Cuyahoga County, Ohio this 15th day of September, 1998.



                                     LEISURE TIME HOSPITALITY, INC.

                                        by    /s/
                                           ------------------------------------
                                            Title



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                                    GUARANTY


                  The undersigned in his individual capacity personally guarantees the payment of this Promissory Note and the performance of all of the covenants on the Mortgage Deed referred to herein.


                                        /s/
                                     -----------------------------------------
                                     ALAN N.  JOHNSON








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